UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2006
Date of Report (Date of earliest event reported)

EXPLORATION DRILLING INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50459	98-0396733
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Mendelstrasse 11, Technologiehof,
D-48149, Muenster, Germany
(Address of principal executive offices)	(Zip Code)

0049-2364-604428
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This amendment no. 2 to the Current Report on Form 8-K, originally filed by Exploration Drilling International Inc. (formerly “Invision Capital, Inc.”) (the “Company”) on May 2, 2006, and amended on February 1, 2007, is being filed in order to revise and restate the financial statements of EDI Exploration Drilling International GmbH for the period ended December 31, 2004 and the year ended December 31, 2005.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Included as Exhibit 99.2 to this Current Report on Form 8-K are the audited, English language financial statements of EDI Exploration Drilling International GmbH (“EDI GmbH”), prepared in accordance with US generally accepted accounting principals and stated in US dollars:

	1.	Balance Sheets as at December 31, 2004 and December 31, 2005 based on US GAAP;

2.

Statements of Income for the period from December 7, 2004 (date of inception) to December 31, 2004, the year ended December 31, 2005 and the period from December 7, 2004 (date of inception) to December 31, 2005 based on US GAAP;

3.

Statements of Cash Flows for the period from December 7, 2004 (date of inception) to December 31, 2004, the year ended December 31, 2005 and the period from December 7, 2004 (date of inception) to December 31, 2005 based on US GAAP;

	4.	Statement of Changes in Shareholders’ Equity for the period from December 7, 2004 (date of inception) to December 31, 2005 based on US GAAP;

	5.	Notes to the Financial Statements; and

	6.	Report of Independent Registered Public Accounting Firm.

The functional currency of EDI GmbH is the Euro. Accordingly, the financial transactions of EDI GmbH were recorded in Euros and translated into United States dollars.

(b)	Pro forma Financial Information.

Included as Exhibit 99.3 to this Current Report on Form 8-K are the following unaudited pro-forma consolidated financial statements giving effect to the Company’s acquisition of EDI GmbH:

	1.	Unaudited Pro Forma Consolidated Balance Sheet as at January 31, 2006;

	2.	Unaudited Pro Forma Consolidated Statement of Operations for six month period ended January 31, 2006;

	3.	Unaudited Pro Forma Consolidated Statement of Operations for the periods ended July 31, 2005;

	4.	Notes to the Pro Forma Consolidated Financial Statements.

(c)	Exhibits

Exhibit Number	Description of Exhibit

10.1

Share Purchase Agreement between EDI Exploration Drilling International Holding GmbH, Invision Capital, Inc., EDI Exploration Drilling International GmbH and Frank Rigney, dated for reference the 5th day of April, 2006.(1)

10.2	Agreement and Deed of Transfer between EDI Exploration Drilling International Holding GmbH and Invision Capital, Inc. dated for reference as of the 26th day of April, 2006. (2)

99.1	Press Release dated April 26, 2006. (1)

99.2	Audited English Language Financial Statements of EDI Exploration Drilling International GmbH for the year ended December 31, 2005, stated in US dollars.

99.3	Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations.(2)

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2006.

(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on May 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPLORATION DRILLING INTERNATIONAL INC.

Date: April 1, 2008
	By:	/s/ Guenter Thiemann

		Name:	Guenter Thiemann
		Title:	Chief Financial Officer and
Treasurer